United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                March 15, 2005                                    0-25753
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                                POWER2SHIP, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                                              87-0449667
--------------------------------                          ----------------------
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                         Identification Number)



                 903 Clint Moore Road, Boca Raton, Florida 33487
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 998-7557
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.01  REGULATION FD DISCLOSURE.

On March 15, 2005, we issued a newsletter containing a brief description of some recent historical events that have taken place, and some events that are anticipated to occur in the near future, in each of our four divisions. A copy of the newsletter is attached to this report as Exhibit 99.1.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (a)  Financial  statements  of  businesses  acquired.

               None.

          (b)  Pro  forma  financial  information.

               None.

          (c)  Exhibits.

               99.1     Corporate  Newsletter  -  March  2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           POWER2SHIP,  INC.



Dated:  March  15,  2005                   By:  /s/  Richard  Hersh
                                                -------------------
                                                Richard  Hersh
                                                Chief  Executive  Officer

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